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                                                                 Exhibit 99.B.H4

                                     FORM OF
                                    AMENDMENT
                             DATED FEBRUARY 17, 2006
                                       TO
                     AMENDED AND RESTATED SERVICE AGREEMENT
                                     BETWEEN
                              RYDEX VARIABLE TRUST
                         AND RYDEX FUND SERVICES, INC.,
                            DATED NOVEMBER 15, 2004,
                                   AS AMENDED

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                                     FORM OF
                                    AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                                SERVICE AGREEMENT
                      DATED NOVEMBER 15, 2004, AS AMENDED,
                                     BETWEEN
                              RYDEX VARIABLE TRUST
                                       AND
                            RYDEX FUND SERVICES, INC.

The following Amendment is made to Section 4 of the Amended and Restated Service Agreement between Rydex Variable Trust (the "Trust") and Rydex Fund Services, Inc. (the "Servicer"), as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

     Section 4 of the Agreement is amended, effective February 17, 2006, to read as follows:

     As consideration for the services provided hereunder, the Trust will pay the Servicer a fee on the last day of each month in which this Agreement is in effect, at the following annual rates based on the average daily net assets (the "Assets") of each of the Trust's series for such month:

               U.S. GOVERNMENT BOND FUND

                    0.20% of Assets

               U.S. GOVERNMENT MONEY MARKET FUND

                    0.20% of Assets

               NOVA FUND

                    0.25% of Assets

               URSA FUND

                    0.25% of Assets

               OTC FUND

                    0.25% of Assets

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               ARKTOS FUND

                    0.25% of Assets

               JUNO FUND

                    0.25% of Assets

               LARGE-CAP EUROPE FUND

                    0.25% of Assets

               LARGE-CAP JAPAN FUND

                    0.25% of Assets

               MEKROS FUND

                    0.25% of Assets

               MEDIUS FUND

                    0.25% of Assets

               LARGE-CAP VALUE FUND

                    0.25% of Assets

               LARGE-CAP GROWTH FUND

                    0.25% of Assets

               MID-CAP VALUE FUND

                    0.25% of Assets

               MID-CAP GROWTH FUND

                    0.25% of Assets

               INVERSE MID-CAP FUND

                    0.25% of Assets

               SMALL-CAP VALUE FUND

                    0.25% of Assets

               SMALL-CAP GROWTH FUND

                    0.25% of Assets

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               INVERSE SMALL-CAP FUND

                    0.25% of Assets

               ALL-CAP VALUE FUND

                    0.25% of Assets

               STRENGTHENING DOLLAR FUND

                    0.25% of Assets

               WEAKENING DOLLAR FUND

                    0.25% of Assets

               BANKING FUND

                    0.25% of Assets

               BASIC MATERIALS FUND

                    0.25% of Assets

               BIOTECHNOLOGY FUND

                    0.25% of Assets

               CONSUMER PRODUCTS FUND

                    0.25% of Assets

               ELECTRONICS FUND

                    0.25% of Assets

               ENERGY FUND

                    0.25% of Assets

               ENERGY SERVICE FUND

                    0.25% of Assets

               FINANCIAL SERVICES FUND

                    0.25% of Assets

               HEALTH CARE FUND

                    0.25% of Assets

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               INTERNET FUND

                    0.25% of Assets

               LEISURE FUND

                    0.25% of Assets

               PRECIOUS METALS FUND

                    0.25% of Assets

               REAL ESTATE FUND

                    0.25% of Assets

               RETAILING FUND

                    0.25% of Assets

               TECHNOLOGY FUND

                    0.25% of Assets

               TELECOMMUNICATIONS FUND

                    0.25% of Assets

               TRANSPORTATION FUND

                    0.25% of Assets

               UTILITIES FUND

                    0.25% of Assets

               COMMODITIES FUND

                    0.25% of Assets

               SECTOR ROTATION FUND

                    0.25% of Assets

               CORE EQUITY FUND

                    0.25% of Assets

               CLS ADVISORONE AMERIGO VT FUND

                    0.25% of Assets

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               CLS ADVISORONE CLERMONT VT FUND

                    0.25% of Assets

               ABSOLUTE RETURN STRATEGIES FUND

                    0.25% of Assets

               MARKET NEUTRAL FUND

                    0.25% of Assets

               HEDGED EQUITY FUND

                    0.25% of Assets

               CLS ADVISORONE BEROLINA FUND

                    0.25% of Assets

               S&P 500 FUND

                    X.XX% OF ASSETS

               RUSSELL 2000 FUND

                    X.XX% OF ASSETS

               DYNAMIC RUSSELL 2000 FUND

                    X.XX% OF ASSETS

               INVERSE DYNAMIC RUSSELL 2000 FUND

                    X.XX% OF ASSETS

               ADDITIONS ARE NOTED IN BOLD.

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In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 17th day of February, 2006.


                                        RYDEX VARIABLE TRUST

                                        By:
                                            --------------------------------
                                        Name:  Carl G. Verboncoeur
                                        Title: President


                                        RYDEX FUND SERVICES, INC.

                                        By:
                                            --------------------------------
                                        Name:  Carl G. Verboncoeur
                                        Title: President